UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 7, 2017

Paragon Offshore plc

(in administration)

(Exact name of registrant as specified in its charter)

England and Wales	001-36465	98-1146017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3151 Briarpark Drive, Suite 700

Houston, Texas 77042
(Address of principal executive offices) (Zip Code)

+44 20 330 2300

(Registrant’s telephone number, including area code)

(Not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.03 Bankruptcy or Receivership

As previously reported, on February 14, 2016, Paragon Offshore plc (in administration) (the “Company”) and certain of its subsidiaries (collectively, the “Debtors”) filed voluntary petitions for relief under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Cases”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). As previously reported, on May 17, 2017, the board of directors of the Company filed an administration application with the High Court of Justice, Chancery Division, Companies Court of England and Wales (the “English Court”) for the appointment of Neville Barry Kahn and David Philip Soden, each of Deloitte LLP, as joint administrators of the Company, and on May 23, 2017, Messrs. Kahn and Soden were appointed by the English Court as joint administrators of the Company (the “Joint Administrators”). The affairs, business and property of the Company are managed by the Joint Administrators. As previously reported, on May 2, 2017, the Company filed a new chapter 11 plan of reorganization for the Debtors (as amended, modified, or supplemented, the “Consensual Plan”) and related disclosure statement (as amended, modified, or supplemented, the “New Disclosure Statement”) with the Bankruptcy Court. Copies of the Consensual Plan and New Disclosure Statement were furnished as Exhibits 99.1 and 99.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 3, 2017.

On June 7, 2017, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Consensual Plan. A copy of the Confirmation Order, with a copy of the Consensual Plan as confirmed attached thereto, is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the press release announcing the confirmation of the Consensual Plan is attached as Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall Exhibit 99.1 be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act.

Pursuant to the Consensual Plan, the following shall occur on the Effective Date (as defined in the Consensual Plan):

•                  elimination of approximately $2.4 billion of the Company’s previously existing debt in exchange for a combination of cash, debt, new equity, and interests (the “Litigation Trust Interests”) in a litigation trust, which, as of the Effective Date, will hold certain claims against Noble Corporation plc relating to the Company’s separation from Noble (the “Litigation Trust”), in each case, to be issued or granted (as applicable) under the Consensual Plan;

•                  allocation of new senior first lien debt in the original aggregate principal amount of $85 million maturing in 2022 (the “Take Back Debt”) to the lenders under the Company’s Senior Secured Revolving Credit Agreement maturing July 2019 (the “Revolver Lenders”) and the lenders under the Company’s Senior Secured Term Loan Agreement maturing July 2021 (the “Term Lenders,” and together with the Revolver Lenders, the “Secured Lenders”);

•                  distribution to the Secured Lenders of their pro rata share of (i) $410 million in cash, (ii) 50% of the equity of a new Cayman Islands holding company, which will own the reorganized business of the Company (“Newco”), (subject to dilution by a management incentive plan), (iii) the Take Back Debt, (iv) 50% of certain Class A Litigation Trust Interests, which are entitled to a preferential right of recovery from the first $10 million of assets of the Litigation Trust (after giving effect to the repayment of a loan of up to $10 million from Newco to the Litigation Trust) and (v) 25% of certain Class B Litigation Trust Interests, which are entitled to distribution of the remaining assets of the Litigation Trust;

•                  distribution to holders of the Company’s 6.75% senior unsecured notes maturing July 2022 and 7.25% senior unsecured notes maturing August 2024 (collectively, the “Noteholders”) of their pro rata share of (i) $105 million in cash, (ii) 50% of the equity of Newco (subject to dilution by a management incentive plan), (iii) 50% of the Class A Litigation Trust Interests, (iv) 75% of the Class B Litigation Trust Interests, (v) payment of certain Noteholders’ professionals’ fees and expenses (subject to certain limited exceptions), and (vi) payment of up to $850,000 of reasonable and documented fees and expenses of the indenture trustee for the Noteholders;

•                  distribution to holders of allowed general unsecured claims (other than the Noteholders) of cash in an amount equal to the lesser of (i) 30% of the amount of such holder’s allowed claim and (ii) such holder’s pro rata share of $5 million in cash; and

•                  no recovery to existing shareholders of the Company.

Following the Effective Date, the Company and certain of its subsidiaries shall in due course be wound down and dissolved by the Joint Administrators of the Company in accordance with applicable law.

Information regarding the assets and liabilities of the Company and the number of ordinary shares of the Company issued and outstanding is contained in the New Disclosure Statement, which information (other than any valuations or projections) is incorporated herein by reference. The number of shares of Newco will be determined prior to the Effective Date.

Cautionary Note Regarding Forward-Looking Statements

This report contains forward-looking statements that involve certain risks, uncertainties and assumptions. These include but are not limited to risks associated with the Company’s reorganization, the ability of the Company to implement the transaction contemplated by the Consensual Plan, the general nature of the oil and gas industry, actions by regulatory authorities, customers and other third parties, and other factors detailed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, the Company’s most recently filed Quarterly Report on Form 10-Q, and in its other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Order of the Bankruptcy Court, dated June 7, 2017, confirming the Fifth Joint Chapter 11 Plan of Paragon Offshore plc and its affiliated debtors, together with such Fifth Joint Chapter 11 Plan.

99.1	Press Release issued by Paragon Offshore plc on June 7, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Paragon Offshore plc

June 8, 2017	By:	/s/ Lee M. Ahlstrom
	Name:	Lee M. Ahlstrom
	Title:	SVP & CFO

Exhibit Index

Exhibit No.	Description
2.1	Order of the Bankruptcy Court, dated June 7, 2017, confirming the Fifth Joint Chapter 11 Plan of Paragon Offshore plc and its affiliated debtors, together with such Fifth Joint Chapter 11 Plan.

99.1	Press Release issued by Paragon Offshore plc on June 7, 2017.